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                                                               Exhibit 99.1


                            JOINT FILING INFORMATION

Reporting Person:       SOROS FUND MANAGEMENT LLC

Address:                888 SEVENTH AVENUE
                        33RD FLOOR
                        NEW YORK, NY 10106

Designated Filer:       SOROS FUND MANAGEMENT LLC

Issuer and Symbol:      AUDIOCODES LTD (AUDC)

Date of Event
Requiring Statement:    02/14/08

                        /s/ Jodye Anzalotta
Signature:              -----------------------------------
                        Jodye Anzalotta, Assistant General Counsel



Reporting Person:       GEORGE SOROS

Address:                888 SEVENTH AVENUE
                        33RD FLOOR
                        NEW YORK, NY 10106

Designated Filer:       SOROS FUND MANAGEMENT LLC

Issuer and Symbol:      AUDIOCODES LTD (AUDC)

Date of Event
Requiring Statement:    02/14/08


                        /s/ Jodye Anzalotta
Signature:              -----------------------------------
                        Jodye Anzalotta, Attorney-In-Fact



Reporting Person:       ROBERT SOROS

Address:                888 SEVENTH AVENUE
                        33RD FLOOR
                        NEW YORK, NY 10106

Designated Filer:       SOROS FUND MANAGEMENT LLC

Issuer and Symbol:      AUDIOCODES LTD (AUDC)

Date of Event
Requiring Statement:    02/14/08


                        /s/ Jodye Anzalotta
Signature:              -----------------------------------
                        Jodye Anzalotta, Attorney-In-Fact



Reporting Person:       JONATHAN SOROS

Address:                888 SEVENTH AVENUE
                        33RD FLOOR
                        NEW YORK, NY 10106

Designated Filer:       SOROS FUND MANAGEMENT LLC

Issuer and Symbol:      AUDIOCODES LTD (AUDC)

Date of Event
Requiring Statement:    02/14/08


                        /s/ Jodye Anzalotta
Signature:              -----------------------------------
                        Jodye Anzalotta, Attorney-In-Fact